EXHIBIT 10.46




                                LICENSE AGREEMENT

     THIS LICENSE AGREEMENT (the "Agreement") is effective as of the 1st day of January, 2005 (the "Effective Date"), by and between AMERICAN LEISURE EQUITIES CORPORATION, a Florida corporation (the "Company"); and AROUND THE WORLD TRAVEL, INC., a Florida corporation ("AWT").

                                    RECITALS:

     A. The Company, AWT and American Leisure Holdings, Inc. have entered into a certain Asset Purchase Agreement dated as of December 30, 2004 (the
"Purchase Agreement"), pursuant to which the Company has acquired from AWT substantially all of the assets necessary to operate the travel business previously conducted by AWT (the "Business"). The Purchase Agreement is attached hereto as Exhibit A.

     B. Pursuant to the terms of the Purchase Agreement, the Company and AWT have entered into a certain Management Agreement of even date (the "Management Agreement"), pursuant to which AWT has agreed to operate the Business on behalf of the Company, The Management Agreement is attached hereto as Exhibit B.

     C. Pursuant to the terms of the Purchase Agreement, the Company has agreed to grant AWT a non-exclusive license to use the intellectual property listed on Schedule 1 to this Agreement (the "Licensed Property") for purposes of fulfilling the obligations of AWT under the Management Agreement.


                                    AGREEMENT
                                    ---------

     NOW  THEREFORE,   in  consideration  of the  mutual  promises  contained
in this Agreement and the Purchase Agreement, the parties hereby agree as follows:

1.     Grant  of  License.  The  Company  hereby  grants  to AWT a non-exclusive
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license  (the  "License")  to  use the Licensed Property for the sole purpose of fulfilling the obligations of AWT under the Management Agreement. AWT will only use the Licensed Property in a manner that is approved by the Company from time to time. AWT will promptly discontinue any use that the Company determines is inappropriate for any reason.

2.     Term.  The  term  of the License will expire upon the earlier of: (i) the
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expiration of the Management Agreement or (ii) upon 10 days prior written notice of  termination  from the Company to AWT, except as provided below in Section 6.

3.     Royalties.  AWT  shall  pay to the Company a sum equal to one hundred per
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cent  (100%)  of  the  sum  remaining  from  the operation of the Business after retention of the amount rightfully due to AWT for its Management Fee pursuant to the Management Agreement.

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4.     Disclaimer  of  Representations  and  Warranties.  The  Company  makes no
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representations  or  warranties  to  AWT  as to the validity or ownership of the
Licensed Property and AWT will be solely responsible for any claims, including any claims for infringement, which may be made against AWT as a result of arising from its use of the Licensed Property.

5.     Indemnification. AWT will indemnify and hold harmless the Company and its
       ----------------
successors and assigns from any and all losses or liabilities whatsoever that may be imposed upon or otherwise suffered by any of them as a result of: (i) any breach of any warranty, covenant, agreement, or representation made by AWT under this Agreement or the Purchase Agreement; or (ii) any use of the Licensed Property by AWT.

6.     Termination.  The  Company  shall  have  the right to suspend, cancel and
       ------------
revoke the License granted herein if the Company discovers an inappropriate use of the Licensed Property upon 24 hours notice hand delivered to the senior officer on the premises of AWT. The Company shall be entitled to ex parte judicial action to acquire a court order to cause the cessation of the continued use of the Licensed Property in the event of inappropriate use of the Licensed Property by AWT. For purposes of example and without limiting the scope of uses that the Company may, in its absolute discretion, deem inappropriate, it would be inappropriate use if AWT were to attempt to assign the License granted hereby, or if a third party were to seek a judicial order against AWT for possession or ownership of any of the Licensee1 Property.

7.     Infringement.
       -------------

     (a) AWT, at its sole expense, will at the request of the Company, anywhere in the world, take all such actions, proceedings or steps as may be necessary either in its name or in such name as the Company shall require to protect the rights of the Company in the Licensed Property.

     (b) AWT will notify the Company of any actual, threatened or suspected action by a third party or parties that may come to AWT's attention and may constitutes, or is potentially to constitute, an infringement or breach of the rights in the Licensed Property. The Company will decide whether to take any legal or other action against such third party and AWT will be responsible for payment of any legal fees and expenses incurred by AWT or the Company in connection with such legal action.

8.     Rights  to Licensed Property. All rights in the Licensed Property will be
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retained  by the Company, and nothing herein is intended to grant AWT any rights in such Licensed Property, other than the limited right to use the Licensed Property pursuant to Section 1 of this Agreement. In the event there is a final determination by a court of competent jurisdiction that the Company does not have the necessary rights in the Licensed Property to support the license granted hereby, the Company shall immediately notify AWT and the grant of the license shall be immediately revoked.

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9.     Miscellaneous.
       --------------

     9.1     Notices.  All  notices, demands or other communications to be given
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or  delivered  under  this  Agreement  will  be  in writing and will be given in accordance  with  the  terms  of  the  Purchase  Agreement.

     9.2     No  Agency  Relationship.  Nothing in this Agreement is intended to
             -------------------------
appoint any party to be the agent of any other party, or to have any right to enter into agreements for, or by or to represent any other party.

     9.3     Gender.  Any reference in this Agreement to any gender will include
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all  genders  and  words  used  herein  importing  the singular number only will include  the  plural  and  vice  versa.

     9.4     Headings.  The division of this Agreement into  Articles, Sections,
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Subsections  and  other  subdivisions  and  the  insertion  of  headings are for convenience of reference only and will not affect or be utilized in the construction or interpretation of this Agreement.

     9.5     Severability. If any provision or covenant, or any part thereof, of
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this Agreement should be held by any governmental body to be invalid, illegal or unenforceable, either in whole or in part, then such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of the remaining provisions or covenants, or any part thereof, of this Agreement, all of which will remain in full force and effect.

     9.6     Entire  Agreement. This Agreement together with any documents to be
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delivered  pursuant  hereto  constitute  the entire agreement by and between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties in respect of such subject matter. The Schedules to this Agreement are apart of this Agreement.

     9.7     Amendment.  No  amendment  of this Agreement will be binding unless
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expressly  provided  in  an  instrument  duly  executed  by  the  parties.

     9.8     Waiver.  No  waiver, whether by conduct or otherwise, of any of the
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provisions  of this Agreement will be deemed to constitute a waiver of any other provisions (whether or not similar) nor will such waiver constitute a continuing waiver unless otherwise expressly provided in an instrument duly executed by the parties.

     9.9     Governing  Law. This Agreement will be interpreted and construed in
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accordance  with  the  laws  of  the State of Florida and the laws of the United
States of America applicable therein. Any action, suit or proceeding relating to, arising out of, or in connection with this Agreement may be brought by any party against any other party in an appropriate Federal or state court located in Miami-Dade County, Florida. All parties hereby waive any objection to jurisdiction or venue in any such proceeding before said court.

     9.10     Further  Assurances.  Each  of the parties upon the request of any
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other  party  will  do,  execute,  acknowledge  and deliver or cause to be done, executed, acknowledged or delivered all such further acts, documents and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

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     9.11     Successors  in  Interest. This Agreement and the provisions hereof
              -------------------------
will inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. No party may assign this Agreement or any of its rights and obligations hereunder without the prior consent of all of the other parties.

     9.12     No  Third  Party  Beneficiaries.  Nothing  in  this  Agreement  is
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intended  or  shall  be construed to give any person (including employees of the parties), other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     9.13     Counterparts.  This  Agreement  may  be  executed  in  one or more
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counterparts,  each  of  which  when so executed will be deemed an original, and such  counterparts  together  will  constitute  one  and  the  same  instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           COMPANY:
                                           --------

                                           AMERICAN LEISURE EQUITIES CORPORATION

                                           By: /s/ Malcolm J. Wright
                                               ---------------------
                                           Its: CEO
                                               ---------------------
                                           Name: Malcolm J. Wright
                                                 -------------------


                                           AWT:
                                           ----

                                           AROUND THE WORLD TRAVEL, INC.

                                           By: /s/ James R. Tolzien
                                               ---------------------
                                           Its: President
                                               ---------------------
                                           Name: James R. Tolzien
                                                 -------------------

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